SECURITIES  AND  EXCHANGE  COMMISSION
     WASHINGTON,  D.C.  20549


     FORM  8-K

                                 CURRENT REPORT

     PURSUANT  TO  SECTION  13  OR  15  (D)
     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934




Date  of  Report  (date  of  earliest  event  reported):     September  23, 2002


     BORDEN  CHEMICAL,  INC.

     (Exact  name  of  registrant  as  specified  in  its  charter)


                    New  Jersey                         I-71
-------------------------------          -------------------
13-0511250
----------
   (State  or  other  jurisdiction  of              (Commission  file
(I.R.S.  Employer
     of  incorporation)                    number)
Identification  No.)


                    180  East  Broad  Street,  Columbus,  Ohio
--------------------------------------------------------------
43215-3799
----------
              (Address  of  principal  executive  offices)
(zip  code)


Registrant's  telephone  number,  including  area  code:          614-225-4000
                                                             -----------------

ITEM  5.     Other  Events.


Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Borden Chemical, Inc., dated September 23, 2002.



ITEM  7  (c).  Exhibits.


          Exhibit  Description

(99)     Press  Release  dated  September  23,  2002  -  " Borden Chemical, Inc.
Secures  $175  Million  Credit  Facility".

    -  4  -
                                     SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     BORDEN  CHEMICAL,  INC.


Date:   September  23,  2002
                                                  By:  /s/  George  F.  Knight
                                                     -------------------------
                                                 Vice  President  and  Treasurer

FOR  IMMEDIATE  RELEASE                         Contact:
                                                Peter  F.  Loscocco
                                                614-225-4127




           BORDEN CHEMICAL, INC. SECURES $175 MILLION CREDIT FACILITY

     COLUMBUS, Ohio (September 23, 2002) - Borden Chemical, Inc. announced today that it has entered into a new three-year, $175 million revolving credit facility with a group of nine banks.
     The facility is secured with inventory and receivables in the United States, Canada and the United Kingdom and will be used for general corporate purposes. Fleet Securities, Inc. served as the lead arranger for the facility and Fleet Capital Corporation is the administrative agent.
     Based in Columbus, Borden Chemical is a leading global source for industrial resins and adhesives, formaldehyde, UV-light curable coatings and other chemical products serving a broad range of markets including the forest products, construction, fiber optics, oilfield, composites, electronics, automotive and foundry industries. You can find Borden Chemical on the web at www.bordenchem.com.
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